SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of Report May 28, 2004 Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                                     22-1901645
  (State of incorporation)                   (IRS employer identification no.)

                        1 South Jersey Plaza, Folsom, New
                       Jersey 08037 (Address of principal
                     executive offices, including zip code)

                                 (609) 561-9000
                         (Registrant's telephone number,
                              including area code)


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Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

On May 28, 2004, South Jersey Industries (SJI) issued a press release declaring a quarterly dividend of $0.405 per share. This equates to an annualized dividend of $1.62 per share. The dividend is payable July 2, 2004, to shareholders of record at the close of business June 10, 2004. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

(99) Press release, dated: May 28, 2004, issued by South Jersey Industries.

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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                SOUTH JERSEY INDUSTRIES



                                By:  /s/ David A. Kindlick
                                     --------------------------------
                                     David A. Kindlick
                                     Vice President  & Chief Financial Officer

Date:  May 28, 2004